United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

October 25, 2012

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2012, Madison Gas and Electric Company amended and restated its existing Restated Articles of Incorporation. The purpose of the amendment and restatement was to eliminate the previously authorized cumulative preferred stock, par value $25 per share. There were no shares of cumulative preferred stock issued and outstanding at the date of the amendment and restatement of the Restated Articles of Incorporation.

A copy of the Restated Articles of Incorporation, as amended and restated, is filed with this current report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired: Not applicable.

(b)

Pro forma financial information: Not applicable.

(c)

Shell company transactions: Not applicable.

(d)

Exhibit(s):

Exhibit No.	Description
3.1	Restated Articles of Incorporation of Madison Gas and Electric Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Gas and Electric Company
(Registrant)

Date: October 25, 2012	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

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Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated October 25, 2012

Exhibit No.	Description
3.1	Restated Articles of Incorporation of Madison Gas and Electric Company

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